Well-Positioned and Playing Offense COMMERCE BANCSHARES, INC. INVESTOR UPDATE 4th Quarter 2021

2 CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2020 Annual Report on Form 10-K, 3RD Quarter 2021 Report on Form 10- Q and the Corporation’s Current Reports on Form 8-K.

COMMERCE BANCSHARES

156 YEARS IN BUSINESS



FULL-SERVICE BANKING FOOTPRINT

152 full-service branches and 333 ATMs
St. Louis • Kansas City • Springfield • Central Missouri
Central Illinois • Wichita • Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston

U.S. PRESENCE

Extended Commercial Market Area
Commercial Payments Services
Offered in 48 states across the U.S.

$36.7 BILLION TOTAL ASSETS
41ST LARGEST U.S. BANK BASED ON ASSET SIZE[1]

$8.3 BILLION MARKET CAP
23RD LARGEST U.S. BANK BASED ON MARKET CAP[1]

$69.3 BILLION TOTAL TRUST ASSETS UNDER ADMINISTRATION
19TH LARGEST AMONG U.S. BANK-MANAGED TRUST COMPANIES BASED ON AUM[1]

14.3% TIER 1 RISK-BASED CAPITAL RATIO
6TH HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

$29.8 BILLION TOTAL DEPOSITS

$15.2 BILLION TOTAL LOANS[2]

$9.4 BILLION COMMERCIAL CARD VOLUME
12TH LARGEST COMMERCIAL CARD ISSUER[3]

15.4% RETURN ON AVERAGE COMMON EQUITY YTD
10TH YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

a1 BASELINE CREDIT ASSESSMENT[4]
1 of 5 MOODY'S RANKS COMMERCE AMONG THE TOP 5 BANKS IN THE COUNTRY

Sources: [1]S&P Global Market Intelligence – Regulated U.S. depositories, which includes commercial banks, bank holding companies, and credit unions, rankings as of 9/30/2021; [2]Includes loans held for sale; [3]Nilson Reports-Commercial Card: May 2021, based on the top 50 U.S. banks ranked by total assets as of 12/31/2020, S&P Global Market Intelligence; [4]Moody's Credit Opinion – Commerce Bancshares, Inc., November 18, 2021, baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings information as of 12/31/2021 unless otherwise noted.

3

4 High-performing teams and engaged workforce Long history of top quartile credit quality metrics Investment in distinctive, high-return businesses Focus on operational efficiencies Disciplined approach to acquisitions Challenge Accepted.® Customer relationship-based: • Sophisticated payment system capabilities • Broad consumer product offerings • Private Banking; Trust; Capital Markets • Shareholder driven and strong financial performance • Competitive on unit costs Super-Regional Bank • Award-winning customer service • Focus on the full client relationship • Core values embraced by team members • Quickly adapt to customer needs and changing preferences Community Bank SUPER-COMMUNITY BANK PLATFORM A consistent strategy with a long-term view

5 TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 40% of total revenue in 2021, bolstered by growing wealth and national payments businesses Deposit Franchise $28.8 billion in low-cost deposits1 with peer-leading historical deposit betas Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, Consistent Earnings & Shareholder Value Over 10% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Bank Index return of 5% Capital Management Strong capital ratios, 54th consecutive year of common dividend increases2 Credit Quality Conservative risk profile drives outperformance across credit cycles 1Excludes certificates of deposit greater than $100,000 2Based on 1Q2022 declared dividend

COMMERCE BANK MAINTAINS SOLID PERFORMANCE OVER TIME Sources: S&P Global Market Intelligence and company reports and filings as of 12/31/2021 Peer Banks include: ASB, OZK, BOKF, CFR, FNB, FMBI, FULT, HWC, ONB, PNFP, SFNC, SSB, UMBF, UMPQ, UBSI, VLY, WBS, WTFC Large Banks include: JPM, BAC, C, WFC, USB, TFC, PNC, FITB, CFG, KEY ROAA 15-yr average CBSH: 1.29% Peers: 0.93% ROACE 15-yr average CBSH: 12.4% Peers: 8.2% 6 0.0% 0.5% 1.0% 1.5% 2.0% 2007 20102008 2009 20122011 2013 20202014 2015 2016 2017 2018 2019 2021 Commerce Large Bank MedianPeer Median Return on Average Assets 0.0% 5.0% 10.0% 15.0% 20.0% 20122007 2008 2011 20132009 2010 20162014 2015 2017 2018 2019 2020 2021 Commerce Peer Median Large Bank Median Return on Average Common Equity

$1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $500 $350 $100 $450 $150 $200 $250 $300 $400 $550 $600 202020192012 2013 2014 20172015 20182016 2021 7 Dividends per share *Including 2012 special dividend = $1.49 All data has been restated for 5% stock dividend distributed in December 2021 Net Income represents Net Income Available to Common Shareholders LONG-TERM VIEW: NET INCOME AND EARNINGS PER SHARE N et In co m e $ 00 0s 2022 MARKS THE 54TH CONSECUTIVE YEAR OF DIVIDEND GROWTH EPS REMAINS STRONG Ea rn in gs p er S ha re ( EP S) $0.98$0.56* $0.58 $0.61 $0.64 $0.67 $0.71 $0.77 $0.90 $1.00 Earnings Per Share Net Income

Source: Bloomberg; data as of 12/31/2021 Total Shareholder Returns Indexed, 12/31/2006 = $100 Consistent, positive returns to shareholders Significant outperformance relative to banks over long period 0% 10% 20% 30% 40% 50% 1 Year 3 Year 5 Year 15 Year10 Year CBSH NASDAQ Bank S&P 500 KBW Bank Annualized Comparison Total Shareholder Returns STEADY SHAREHOLDER RETURNS as of December 31, 2021 $0 $100 $200 $300 $400 $500 2007 2009 2011 20172013 2015 20212019 COMMERCE NASDAQ BANK KBW BANK S&P 500 8 CBSH S&P NASDAQ BANK KBW BANK 11.5% 14.1% 10.5% 13.9% 9.9% 42.9% 18.0% 7.8% 14.4% 5.0% 38.3% 19.1% 10.5% 15.6% 3.3% 28.7% 26.0% 18.5% 16.5% 10.7%

9 • We make decisions today that will sustain us well into the future. • We see diversity and inclusion as an imperative and seize opportunities to build teams that reflect all sides of an issue. • We value integrity, we recognize our first duty is to conduct business in ways that merit trust and confidence, and that adhere to the highest standards of governance and ethics. • We value relationships, our customers are our primary focus. A culture formed 156 years ago to be a force for good in our region and our industry At Commerce, our core values shape the way we live and work. V We have a long-term View O We collaborate as One team I We act with Integrity C We are Customer focused E We strive for Excellence OUR STRONG CULTURE IS THE KEY DRIVER TO OUR LONG-TERM SUCCESS

10 BEYOND FINANCIALS Supporting each other, our customers and our communities 79% ENGAGEMENT 79% ENABLEMENT Consistently scoring above the U.S. High Performance and U.S. Financial Services norms for engagement, enablement and effectiveness 1Federal Reserve Bank and Office of the Comptroller of the Currency 2The Korn Ferry Hay Group – 2021 survey results As a socially responsible corporate citizen, we continuously seek opportunities to make a difference. More than nonprofit organizations supported 490 by Commerce team members through leadership roles by serving on boards OUTSTANDING Community Reinvestment Act rating for 25 years1 2021 Engagement & Enablement2

ENVIRONMENTAL, SOCIAL AND GOVERNANCE The inaugural ESG report assessed our impact in several key areas: • Environmental sustainability • Customer, team member and community engagement • Corporate governance, including information security and code of ethics • Our response to COVID-19 2020 ESG Report is available on commercebank.com and Investor.commercebank.com Robust ESG framework, including board oversight and a cross-functional ESG management committee – continued enhancements to our program and reporting. 11

12 Enhance internal talent mobility and external recruiting practices to increase the diversity of our teams and leaders Internal Connecting young professionals 619+ members OUR COMMITMENT TO DIVERSITY, EQUITY AND INCLUSION Our longstanding approach of “doing what’s right” continues to guide our focus on our team members, customers and communities A culture that celebrates inclusion and diversity Commerce offers a variety of internal resource groups, mentoring programs and networking opportunities Empowering women 1,260+ members Valuing multi-cultural perspectives 460+ members Engaging LGBTQIA+ community 451+ members Our new Diversity, Equity and Inclusion CBI Blue Chip includes four pillars that focus both internally and externally. We will build on the years of progress we have already made regarding diversity. Customer Deeper focus on growing a diverse customer base Community Investing, both financially and with our time in our communities Improve the diversity of our suppliers and spend Supplier

13 1The Korn Ferry Hay Group – based on 2018 survey results 1 RECENT RECOGNITION

Commerce Bank named to Newsweek’s America’s Best Banks for Best Customer Service for the 2nd consecutive year. Newsweek’s ranking of financial institutions that best serve their customers' needs in today's challenging times. Assessed >2,600 U.S. banks and their savings and checking account offerings, based on more than 50 factors to find a best-in-class bank in 26 categories. America’s Best Banks 2022 Despite the lingering uncertainties of the pandemic, Commerce’s customer service is a constant that customers can rely on. This award recognizes banks with the fewest problems reported to the CFPB, a timely response rate, a helpful mobile app, and a variety of dedicated customer service lines. FOCUSING ON OUR CUSTOMERS Best Customer Service 14 Source: Newsweek

CORE BANKING SYSTEM TRANSFORMATION • Core Banking Systems were at end of life • Vendor no longer selling solution • Solution inhibits delivery of new products • Technology was 25+ years old and resources are scarce REASONS FOR TRANSORMATION: GUIDING PRINCIPLES FOR TRANSFORMATION: • Improve business capabilities • Adapt business processes to align with new platform • Ensure platform extends capabilities and functionality on supportable technology • Reduce Product Development Cycle Time OUR PARTNER: A global leader in providing banking solutions, leads the industry in R&D investments. Consistently ranked as a leader in banking software by IT research firms such as U.S.-based Gartner and Forrester and U.K.-based IBS Intelligence. • Consistently reinvests 20% of revenues into R&D, the highest in banking software. • $2.5B cumulative R&D investment from 1990-2018. • Track record of innovation. 600+ Team Members 800,000 + Project Hours 350+ Interfaces 15 Implemented January 2022

16 WELL-POSITIONED FOR A RISING RATE ENVIRONMENT

0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2Q20171Q2017 3Q20184Q20163Q2015 4Q2015 1Q2016 3Q20162Q2016 3Q2017 4Q2017 1Q2018 2Q2018 4Q2018 1Q2019 2Q2019 WELL-POSITIONED FOR HIGHER RATES 17 Opportunities to enhance NII in a rising rate environment. • As of December 31, 2021, 53% of loans were variable rate, (62% commercial, 37% consumer). • Investment securities portfolio duration of 3.2 years. • Cash flows from maturities and paydowns of securities of $3B over the next twelve months. • 100 bps of gradual rate hikes adds $33.5MM - $39.5MM of NII over 12 months. • Large core deposit base and historically low betas. • Large cash balance well-positioned as rates rise. Source: S&P Global Market Intelligence Previous Cycle Deposit Beta Cost of Total Deposits Deposit Beta As of 3Q2015 As of 2Q2019 Prior Fed Cycle (+225 bps) Commerce .12% .38% 12% Peer Median .23% .85% 27% Effective Fed Funds Rate

$0 $5 $10 $15 $20 $25 $30 1Q214Q20 2Q21 4Q213Q21 0.09% 0.07% 0.06% 0.05% 0.00% 0.05% 0.10% 0.15% 0.12% BALANCE SHEET: LOW-COST DEPOSITS Interest-bearing Deposits (left)Non Interest-Bearing Deposits (left) Av er ag e Ba la nc e $ in b illi on s Cost of Interest-Bearing Deposits (right) 18 – 41% of Q4 average deposits were non-interest bearing. – Cost of interest-bearing deposits declined slightly.

EARNING ASSET OPTIMIZATION EXCLUDING LOANS 19 Av er ag e Ba la nc e $ in b illi on s 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% $5.0 $15.0 $10.0 $0.0 $20.0 $0.3 $18.0 $0.8 $0.9 $0.7 $9.6 $13.8 2Q21 $0.7 4Q20 $8.6 1Q19 $8.7 3Q19 $0.3 $12.1 2Q19 $8.7 $10.0 4Q19 $0.4 $0.7 2Q20 $0.2 $0.8 $2.6 $8.5 $15.0 $0.9 $0.6 1Q20 $12.2 $9.5 $1.5 $1.8 $11.3 $0.8 $0.8$1.0 3Q20 $9.8 $1.1 $12.7 3Q21 $14.0 1Q21 $12.9 $0.9 $16.5 $2.7 $1.6 $13.1 $9.7 $9.6 $8.6 4Q21 $19.1 $14.5 $1.7 $2.9 FRB Balances3AFS Securities1 Asset REPOs2 FRB Balance3 as a % of Interest Earning Assets 1Available for Sale (AFS) securities are reported at fair value 2Asset REPOs defined as Securities purchased under agreements to resell 3Interest earning deposits at Federal Reserve Bank Prudently deploying excess deposits into higher-yielding assets

Over 50% of total loans are variable; 62% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 42% 58% Business Total Loans: $5.3B Fixed Variable C om m er ci al 73% 27% Personal RE Total Loans: $2.8B C on su m er 96% 4% Construction Total Loans: $1.1B 99% 1% HELOC Total Loans: $0.3B 44% 56% Business RE Total Loans: $3.1B 95% 5% Consumer Card Total Loans: $0.6B 74% 26% Consumer Total Loans: $2.0B 20

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 21 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of September 30, 2021 2Period-end balances, as of December 31, 2021 3Includes loans held for sale, for the quarter ended December 31, 2021 14.6% 14.3% 14.0% 14.0% 13.5% 12.4% 12.3% 12.3% 12.1% 12.0% 12.0% 11.9% 11.6% 11.3% 11.3% 11.2% 11.1% 10.7% 10.3% 9.9% UBSI WBS CBSH UMPQ UMBF FMBI BXS ASB SFNC SSB CFR OZK BOKF FULT PNFP FNB HWC ONB VLY WTFC Peer Median: 12.0% Core Deposits $28.4 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 52% Average Loan to Deposit Ratio178% Peer Average Commerce 95%5% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposit

22 FINANCIAL RESULTS 4Q & YTD 2021

Long-term performance remains strong 20-year TOTAL ANNUALIZED SHAREHOLDER RETURN @ 10.4% vs KBW Bank Index of 4.9% FINANCIAL PERFORMANCE IN 2021 23 11% Growth in deposits period end .5% Growth in loans period end, excl. PPP 1.55% ROA .12% Net charge- offs to average loans 11% Growth in non-interest income 56% Growth in earnings per share (EPS) 15.4% ROE Total Company 6% Growth in loans period end Expansion Markets

$3.25 $2.77 $4.31 YE 2021YE 2019 YE 2020 Return on Total Average Assets 1.67% 1.20% 1.55% YE 2019 YE 2020 YE 2021 Earnings per Common Share Return on Average Common Equity Net Income Attributable to CBI ($ in Millions) FINANCIAL PERFORMANCE VS. PRIOR YEARS $531 $421 YE 2021YE 2019 $354 YE 2020 15.4% YE 2019 YE 2020 YE 2021 14.1% 10.6% $15,185 YE 2019 $14,752 YE 2020 YE 2021 $16,375 $29,813 YE 2019 $20,520 YE 2020 YE 2021 $26,947 Period End Deposits ($ in Millions) Period End Loans ($ in Millions) 24As of December 31

$0.94 EPS 25 • Net interest income decreased 3.0% from Q3. • Net interest margin decreased 15 bps from Q3 to 2.43%. • Non-interest income increased 7.4% over Q3. – Non-interest income to total revenue of 41.6%. • Wealth management client assets increased 3.8% over Q3 to $69.3 billion at December 31, 2021. • Non-interest expense decreased $8.0 million from Q3. • QTD average loans (excl. PPP) up 1.3% over Q3. Period ending loans (excl. PPP) up 1.4% over Q3. • QTD average deposits increased $790.6 million over Q3. • Net charge-offs to total average loans of .11% and non-accrual loans to total loans of .06%. • Tangible common equity to tangible assets of 9.01%. Highlights Well-positioned for growth 4Q2021 EARNINGS HIGHLIGHTS $151.8 million PPNR1 $114.9 million Net Income 13.11% ROACE 1 See the non-GAAP reconciliation on page 56 1.28% ROAA 57.29% Efficiency Ratio

Quarterly Average Balances Change vs. $ in millions 4Q21 3Q21 4Q20 Highlights Commercial1 $9,423.5 $(165.4) $(1,219.5) • Linked quarter (LQ) reflects lower PPP loans (-356MM) offset by higher core business, construction and business real estate Consumer 5,669.6 (0.5) (48.7) • LQ reflects slightly higher personal real estate and consumer loans, offset by lower consumer credit card and revolving home equity loans Total Loans $15,093.1 $(165.9) $(1,268.2) Investment Securities $14,686.8 $892.0 $2,713.7 • LQ increase due to growth in asset- backed securities and U.S. government securities Interest Earning Deposits with Banks $2,857.0 $254.1 $1,774.3 • Prudently deploying excess deposits into higher-yielding assets Deposits $28,847.9 $790.6 $3,257.2 • 2.8% quarterly growth, 12.7% annual growth Book Value per Common Share2 $28.40 $(.18) $.76 • 2.7% annual growth BALANCE SHEET HIGHLIGHTS 26 1 PPP QTD average balances were $218.9 million and $575.0 million as of December 31, 2021 and September 30, 2021, respectively 2 For the quarters ended December 31, 2021, September 30, 2021, and December 31, 2020

$15.3 $16.6 $16.9 $10.3 $11.5 $11.9 4Q20 3Q21 4Q21 $25.6 $28.1 $28.8 +13% $10.6 $9.6 $9.4 $5.7 $5.7 $5.7 $15.3 $15.1 3Q214Q20 4Q21 $16.4 -8% BALANCE SHEET 27 Loans Loan YieldConsumer Loans Commercial Loans Deposits QTD Average Balances $ billions Non-Interest Bearing Interest Bearing Deposit Interest Bearing Deposit Yield QTD Average Balances $ billions 3.69% 3.74% 3.62% .12% .06% .05%

LOAN PORTFOLIO

Period-End Balances

$ in 000s	12/31/2021	9/30/2021	12/31/2020	QoQ	YoY
Business	$5,303,535	$5,277,850	$6,546,087	.5%	-19.0%
Business excl. PPP	*5,174,372*	*4,969,914*	*5,185,913*	*4.1%*	*-.2%*
Construction	1,118,266	1,257,836	1,021,595	-11.1%	9.5%
Business Real Estate	3,058,837	2,937,852	3,026,117	4.1%	1.1%
Personal Real Estate	2,805,401	2,769,292	2,820,030	1.3%	-.5%
Consumer	2,032,225	2,049,559	1,950,502	-.8%	4.2%
Revolving Home Equity	275,945	281,442	307,083	-2.0%	-10.1%
Consumer Credit Card	575,410	569,976	655,078	1.0%	-12.2%
Overdrafts	6,740	4,583	3,149	47.1%	114.0%
Total Loans	**$15,176,359**	**$15,148,390**	**$16,329,641**	**.2%**	**-7.1%**
PPP[1]	129,163	307,936	1,360,174	-58.1%	-90.5%
Total Loans excl. PPP	**$15,047,196**	**$14,840,454**	**$14,969,467**	**1.4%**	**.5%**

QTD Average Balances

$ in 000s	12/31/2021	9/30/2021	12/31/2020	QoQ	YoY
Business	$5,191,844	$5,437,498	$6,580,300	-4.5%	-21.1%
Business excl. PPP	*4,972,934*	*4,862,523*	*5,104,058*	*2.3%*	*-2.6%*
Construction	1,228,237	1,168,566	1,032,891	5.1%	18.9%
Business Real Estate	3,003,459	2,982,847	3,029,799	.7%	-.9%
Personal Real Estate	2,785,095	2,775,638	2,778,462	.3%	.2%
Consumer	2,043,690	2,041,263	1,981,033	.1%	3.2%
Revolving Home Equity	276,464	281,689	316,895	-1.9%	-12.8%
Consumer Credit Card	559,429	566,406	638,161	-1.2%	-12.3%
Overdrafts	4,926	5,110	3,762	-3.6%	30.9%
Total Loans	**$15,093,144**	**$15,259,017**	**$16,361,303**	**-1.1%**	**-7.8%**
PPP[1]	218,910	574,975	1,476,242	-61.9%	-85.2%
Total Loans excl. PPP	**$14,874,234**	**$14,684,042**	**$14,885,061**	**1.3%**	**-.1%**

[1]Paycheck protection program (PPP) loans are included in the business loan category

Commerce Bancshares, Inc.

28

Change vs. $ in millions 4Q21 3Q21 4Q20 Highlights Net Interest Income $207.7 $(6.4) $(2.1) • Linked quarter (LQ) decrease due to lower interest earned on loans and securities purchased under agreements to resell, partially offset by higher income earned on investment securities Non-Interest Income $147.7 $10.2 $12.6 • See page 30 Non-Interest Expense $203.6 $(8.0) $7.3 • See page 31 Pre-Tax, Pre-Provision Net Revenue1 $151.8 $11.9 $3.2 Investment Securities Gains, Net $(9.7) $(22.8) $(22.0) • Q4 included net fair value losses of $6.5 million on private equity investment portfolio, in part due to $5.5 million in dividends paid by companies in the portfolio Provision for Credit Losses $(7.1) $.3 $(2.7) • Decrease compared to the prior year (PY) reflects $3.8 million less net charge-offs Net-Income Available to Common Shareholders $114.9 $(7.7) $(15.0) For the three months ended 4Q21 3Q21 4Q20 Net Income per Common Share – Diluted $.94 $.99 $1.05 Net Yield on Interest Earning Assets 2.43% 2.58% 2.80% • Compared to 4Q20, lower earning asset yields were slightly offset by lower deposit costs INCOME STATEMENT HIGHLIGHTS 1 See the non-GAAP reconciliation on page 56 29

Change vs. $ in millions 4Q21 3Q21 4Q20 Highlights Bank Card Transaction Fees $44.8 $2.0 $4.8 • Increase of 12.0% over prior year (PY) driven by growth in net corporate card and net debit card fees Trust Fees $48.9 – $6.9 • Increase of 16.5% over PY resulting mostly from higher private client fee income Deposit Account Charges and Other Fees $25.5 $.3 $1.3 • Increase of 5.5% over PY as fees continue to rebound Capital Market Fees $3.8 – – Consumer Brokerage Services $4.9 – $0.9 • Consumer brokerage fees up 22.1%, compared to PY, mainly due to growth in advisory and life insurance fees Loan Fees and Sales $5.2 $(1.6) $(3.8) • Decline mostly in mortgage banking revenue, down 53.6% from PY Other $14.6 $9.5 $2.4 • Increase over PY mainly due to a gain on the sale of land, higher tax credit sales fees and higher swap fees, partially offset by lower cash sweep commissions Total Non-Interest Income $147.7 $10.2 $12.6 NON-INTEREST INCOME HIGHLIGHTS 30

Change vs. $ in millions 4Q21 3Q21 4Q20 Highlights Salaries and Employee Benefits $132.6 $(.2) $2.7 • Increase of 2.0% over prior year (PY) mostly due to higher full-time salaries and incentive compensation Net Occupancy $12.3 — $.7 Equipment $4.7 $.3 $.1 Supplies $4.4 $(.1) $.2 Data Processing and Software $25.8 $.2 $1.5 • Increase of 6.0% over PY due to higher bank card processing fees and an increase in costs for service providers Marketing $5.4 $(.2) $.4 Other $18.3 $(7.9) $1.7 • Increase of 9.9% over PY mainly due to an increase in travel and entertainment expense. Linked quarter (LQ) lower due to Q3 non-recurring litigation expense Total Non-Interest Expense $203.6 $(8.0) $7.3 NON-INTEREST EXPENSE HIGHLIGHTS 31

32 PRE-TAX, PRE-PROVISION NET REVENUE (PPNR) $135 $149 $210 $196 4Q2020 $345 $138 $140 $214 $212 3Q2021 $352 $148 $152 $208 $204 4Q2021 $355 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 4Q2021 Comparison vs. 4Q2020 2.2% vs. 3Q2021 8.5% See the non-GAAP reconciliation on page 56 Dollars in millions

$8.0 $3.7 $4.3 $11.2 $2.5 $2.6 4Q20 3Q21 4Q21 MAINTAINING STRONG CREDIT QUALITY 33 Net Loan Charge-Offs (NCOs) $ in millions NCOs - Peer Average NCOs- CBSH NCO/Average Loans1 - CBSH $220.8 $162.8 $150.0 $306.1 $261.1 $265.7 3Q214Q20 4Q21 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH $26.5 $10.4 $9.2 $141.9 $108.8 $115.5 4Q214Q20 3Q21 Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 8.3x 15.6x 16.4x 2.6x 3.1x 3.2x 4Q20 3Q21 4Q21 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - Peer AverageACL / NALs - CBSH Percentages are illustrative and not to scale; Peer Banks include: ASB, BXS, OZK, BOKF, CFR, FNB, FMBI, FULT, HWC, ONB, PNFP, SFNC, SSB, UMBF, UMPQ, UBSI, VLY, WBS, WTFC 1As a percentage of average loans (excluding loans held for sale) NALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .16% NALs / Total Loans – Peer Average .07% .06% .71% .55% ACL / Total Loans – Peer Average 1.35% 1.07% .99% 1.49% 1.33% .19% .10% .11% .22% .05% .07% .55% 1.27%

235 240 245 250 255 260 265 270 275 280 -$4,000 -$2,000 $0 $2,000 $4,000 $6,000 $8,000 1Q 19 2Q 18 In te re st in co m e 3Q 18 C PI-U 1Q 18 4Q 18 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 • Net interest income (tax equivalent) decreased $6.4 million from the prior quarter, partly due to lower interest income from PPP loans of $5.3 million. • The net yield on interest earning assets decreased 15 basis points compared to the previous quarter, mostly due to lower average rates earned on loans, AFS securities and securities purchased under agreements to resell. NET INTEREST INCOME: YTD – December 31, 2021 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% $160 $170 $180 $190 $200 $210 $220 4Q20 Ne t i nt er es t i nc om e – $ in m illi on s 4Q21 Net Yield 1Q21 2Q21 3Q21 Adjusted Net Yield* 2021 Net int inc2020 Net int inc Net Yield Quarterly Net Interest Income (Tax Equivalent) *Adjusted to exclude TIPs inflation income TIPs Interest - $ in 000s Normal int. CPI-UInflation inc. 34 Tax equivalent - YTD 2020 2021 Change Rates earned - assets 3.15% 2.62% (0.53)% Rates paid - liabilities 0.26% 0.07% (0.19)% Net yield - earning assets 2.99% 2.58% (0.41)%

72% 4% 4% 12% 2% 6% 35 A FULL-SERVICE, DIVERSIFIED OPERATING MODEL Card, Wealth & Deposit fees provide stable, growing revenue source Continued focus on growing fee income through new and existing product and service offerings 1Source: S&P Global Market Intelligence as of September 30, 2021 Peer Banks include: ASB, BXS, OZK, BOKF, CFR, FNB, FMBI, FULT, HWC, ONB, PNFP, SFNC, SSB, UMBF, UMPQ, UBSI, VLY, WBS, WTFC Non-Interest Income $ in millions • Prepaid Expense • RemitConnect® • Claims Payments • Horizons • Accounts Payable Automation • Interest Rate Swaps • CommerceHealthcare® • Asset Management $501 $525 $506 $560 20182017 2019 2020 $461 2021 60% 13% 7% 5% 10% 5% Fees and CommissionsNet Interest Income Card IncomeWealth Management Deposit Service Charges Other Peers Banks Revenue Source Diversification Compared to Peers1 Commerce Bank

20% 31% 9% 35% 5% 36 36% 8% 18% 22% 12% 4% Consumer / HELOCsBusiness Loans Construction Business RE Credit CardResidential RE Peers Banks Loan Portfolio Diversification Compared to Peers1 Commerce Bank Business RE & construction  $80 million Personal RE  $9 million Auto/ motorcycle/ other  $2 million Consumer credit card  $7 million Business/ lease/ tax-free  $246 million WELL-DIVERSIFIED LOAN PORTFOLIO 2021 Loan Growth by Category (Average loans Dec. 2021 vs. Sep. 2021) 1Source: S&P Global Market Intelligence as of September 30, 2021; 2Includes loans held for sale, as of December 31, 2021 unless noted otherwise $13,946 $14,243 $15,916 $15,686 2021202020182017 2019 $13,629 YTD Average Loans2 $s in millions Peer Banks include: ASB, BXS, OZK, BOKF, CFR, FNB, FMBI, FULT, HWC, ONB, PNFP, SFNC, SSB, UMBF, UMPQ, UBSI, VLY, WBS, WTFC

PAYCHECK PROTECTION PROGRAM IMPACT AND UPDATE 37 Yield and Interest Income2 Q4 2021, $ in millions 3.16% 10.80% 2.83% Yield Business Loans PPP Yield and Fee Recognition Business Loans (ex PPP) $41.4 $6.0 $35.4 Interest Income Total Loan Originations1: $1.9 Billion Total SBA Fees: $60.4 Million 1Includes Round 1 and Round 2 fundings. Period-end balance as of 12/31/2021 was $129.2 million; 2Tax equivalent basis 93% 7%Forgiven Remaining 95% 5%Recognized Remaining

PAYCHECK PROTECTION PROGRAM IMPACT AND UPDATE 38 Loan Portfolio Impact QTD Average Balances, $ in millions $5,494 $5,517 $5,203 $5,104 $5,159 $4,947 $4,863 $4,973 $1,244 $1,506 $1,476 $1,374 $1,264 3Q214Q201Q20 2Q20 3Q20 1Q21 2Q21 $219 4Q21 $5,494 $6,761 $6,709 $6,580 $6,533 $6,211 $5,437 $5,192 $575 Interest Income Impact $ in millions $47.9 $41.6 $38.3 $38.1 $37.7 $36.9 $35.8 $35.4 $7.3 $11.4 $11.7 $12.0 $11.9 $11.2 $6.0 1Q211Q20 2Q20 3Q20 4Q20 2Q21 3Q21 4Q21 $47.9 $48.9 $49.7 $41.4 $49.8 $49.7 $48.8 $47.0 Business Loans (excl PPP) PPP Loans Business Loans1 (excl PPP) PPP Loans 1Tax equivalent basis

7% 15% 50% 24% 4% Composition of AFS Portfolio Treasury & agency Municipal MBS Other asset backed Corporate HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield; 3QTD averages Duration December 2018 3.2 years December 2019 3.0 years December 2020 3.3 years December 2021 3.2 years QTD – December 31, 2021 Avg Rate Duration (yrs) Treasury & agency1 1.4% 2.5 Municipal 2.3%2 5.0 MBS 1.4% 3.5 Other asset-backed 1.0% 1.7 Corporate 2.1% 4.3 AFS Portfolio as of December 31, 2021 Total average investments3 $14.5 billion Unrealized gain3 $86.0 million 12 month maturities / pay-downs $3.0 billion 39 1.0% 1.5% 2.0% 2.5% 3.0% 2.5% 20182017 2.8% 2019 20212020 2.8% 2.2% 1.8% YTD Tax Equivalent Rate – Investments

ALLOCATION OF ALLOWANCE 40 CECL allowances reflect the economic and market outlook September 30, 2021 December 31, 2021 $ in millions Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Business $ 41.0 .78% $ 43.9 .83% Bus R/E 32.3 1.10% 30.7 1.00% Construction 24.8 1.97% 23.2 2.07% Commercial total $ 98.2 1.04% $ 97.8 1.03% Consumer 11.4 .56% 10.1 .50% Consumer CC 46.4 8.15% 35.5 6.16% Personal R/E 5.4 .19% 5.3 .19% Revolving H/E 1.1 .40% 1.2 .44% Overdrafts .3 6.66% .2 2.67% Consumer total $ 64.6 1.14% $ 52.3 .92% Allowance for credit losses on loans $ 162.8 1.07% $ 150.0 .99% 0.95% 1.10% 0.99% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60%$250 $100 $150 $200 3Q211/1/2020 3Q20 1.07% 1.35% $139.6 $171.7 1.14% 1Q20 $240.7 2Q20 $236.4 2Q21 $220.8 4Q20 1.47% $200.5 1Q21 $172.4 $162.8 $150.0 4Q21 1.22% 1.44% Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions

0% 50% 100% 150% 200% $0 $50 $100 $150 $200 $250 $300 20192017201520132012 2014 20182016 2020 2021 • Special cash dividend paid in 2012 totaled $131 million. • 2014 included $200 million accelerated share repurchase in conjunction with preferred stock issuance. • 2015 included a $100 million accelerated share repurchase. • 2019 included a $150 million accelerated share repurchase. • In 2020, all $150 million of preferred equity was redeemed. • Common cash dividends increased 10% in 2018, 16% in 2019, 9% in 2020, 2% in 2021 and 6% in 2022 (based on 1Q2022 declared dividend). STRONG CAPITAL POSITION – FLEXIBILITY IN CAPITAL PLANNING 54 consecutive years of regular common cash dividend increases1 Capital Ratios – 12/31/2021 Tier 1 common risk-based capital 14.3% Tier 1 risk-based capital 14.3% Total risk-based capital 15.1% Cash dividends paid on common stock (left) Common share repurchase (left) % Payout (right) Capital Returned to Common Shareholders as a percentage of Net Income2 41 Pa yo ut R at io ( %) $ in m illi on s 1Based on 1st quarter 2022 declared dividend; 2Net Income is defined as Net Income Available to Common Shareholders

42 STRATEGIC POSITION

STRATEGIC POSTURE: MAINTAINING THE BALANCE Disciplined focus on PRIORITY BLUE CHIP investments • Diversity, Equity and Inclusion • Enterprise Digital Strategy • Maximize Value of Key Retail Clients • Grow the Private Bank Through a New Transformative Model • Accelerate Expansion Market Growth • Develop Claims Payment • Accelerate Growth in Healthcare • Implement Transform 360 • Enhance the People Experience …emphasis on culture, collaboration and core values 43 Commerce EDGE STRONG PERFORMANCE with ongoing refinement of the “Core Bank” • Super-Community Bank platform • Relationship-based banking • High-touch customer service • Full suite of product and service offerings • Disciplined attention to risk return • Divest in businesses & activities that no longer provide acceptable returns • A highly engaged team • Focus on profitability and shareholder return anywhere, any time. 44 CBI BLUE CHIP: ENTERPRISE DIGITAL STRATEGY Transform the digital experience by staying current on digital trends and creating seamless digital ecosystems that place Commerce Bank at the nexus of meeting customers’ financial needs. OUR VISION • Our current and potential customers’ behaviors have changed, and they expect more digital interactions • Improved ability to leverage digital product development expertise across the enterprise • Better positions us to remain competitive with traditional and non-traditional competitors WHY • Creates a single Digital Strategy expanding across all segments of the bank • Committed to delivering customer digital solutions rapidly • Elevates digital leadership to an executive level

Enhancing the Customer Experience Engaging with customers through the channels they prefer. • Technology investments • New engagement programs • Enhanced product offerings • Improved operating model PLAYING OFFENSE: CONSUMER BANKING CommercePremier 33 releases 2021 21 releases 2020 Consumer Digital Evolving digital experiences to meet our customers’ expectations. • Offered digital account opening post-login • Intelligent Marketing Pilot launched for loan products • Implemented online banking chat for Mortgage customers • Enhanced the password reset self-service functionality • Improved the account transaction history search and calendar usability 45

Commerce Bank CONNECT® Mobile App Personalized experience allowing customers to engage with a banker they choose, right from their smartphone • First in the region to introduce this innovation, enabling high-touch service through a digital channel • Secure platform for customers to message directly with their banker 46 PLAYING OFFENSE: CONSUMER BANKING Commerce Bank Mortgage An end-to-end, fully coordinated solution that allows the consumer to transact via web, phone, face‐to‐face (now virtually) or any combination – throughout the loan lifecycle, including servicing. • Continue to enhance the digital mortgage platform; e-Closing implementation • Continue to evolve and transform the sales process to align with changing customer behavior Mortgage made simple. Stress less. We’ve got this.

PLAYING OFFENSE: INTERNAL INNOVATION AT COMMERCE

TOOLS

<HACKATHON/>

Internal software development events to rapidly build, test, and promote new products or services for both internal and external customers.

innovation

Commerce's commitment to promoting an innovative mindset, from everyday incremental improvement to transformative changes in the way we do business.

AGILE

As innovation and technology rapidly drive change, our customers' needs and expectations continue to evolve. AGILE enables our organization to meet this disruption head on.

KEY PROJECTS

Customer Relationship Management

Insight 360 — Commercial

salesforce

Quest powered by Salesforce — Wealth

Project completed in Q4 2020 to align all Commercial business lines on Insight360.

Ongoing enhancements being made on both platforms to improve sales, service and marketing interactions with customers and prospects.

nCino Platform & Insight360 leveraged for CARES Act Programs.

CARA

Customer Advising & Referral Assistant (CARA) is a guided conversation tool that helps us better understand our customers' needs, make consistent recommendations, and free up time to concentrate on building relationships with our clients.

Transform 360

A bank-wide project implemented to replace the existing mainframe core system with a new and modern solution.

Commerce Bancshares, Inc.

47

Period end balances. All information as of December 31, 2021 1Only includes primary households, excludes Wealth segment 2Excludes loans from our Wealth segment and $1.9 billion of personal real estate loans B I L L ION $1.9 Consumer Loans2 B I L L ION $13.4 Consumer Deposits1 Consumer Households1 811 Digital HH Penetration 64.6% 152 333 ATMs Full-service branches 48 THOUSAND Focus on Digital Commerce Bank App Rating 4.7 4.7 Digital Loan Sales (000s) $53,330 Mobile Deposit Use 25.7% PLAYING OFFENSE: CONSUMER BANKING

49 For high-net-worth individuals who are looking to simplify their complex financial life, Commerce Trust Company provides a full-service approach to wealth management. 1S&P Global Market Intelligence ranking as of 9/30/2021, based on assets under management 2Assets under administration Largest Among Bank-Managed Trust Companies1 19TH $69 BILL ION Total Client Assets2 MI L L ION $762 Managed Brokerage Assets $48.7 $50.0 $56.7 $61.2 $69.3 20182017 20202019 2021 Total Client Assets2 $ in billions $30.3 $34.4 $38.2 $42.9 $30.0 20182017 20212019 2020 Assets Under Management $ in billions Period end balances. Information as of December 31, 2021 B I L L ION $43 Assets Under Management

TM 50 Key Growth Initiatives • Implement new Private Banking Lending System • Accelerate growth of Mass Affluent households • Implement enhanced sales process with new Client Relationship Management system • Expand the CTC brand • Enhance the digital client experience • Invest in team training and onboarding resources Strengthening our wealth brands

Commercial Revenue $ in millions COMMERCIAL BANKING $9.6 $10.9 $9.7 20202019 2021 Commercial Loans $ in billions $8.1 $11.3 $13.0 20212019 2020 Commercial Deposits $ in billions $547 $609 $665 2019 20212020 51Commercial segment as of December 31, 2021 Financing solutions – options for all sizes and types of businesses B I L L ION $9.7 Commercial Loans B I L L ION $13.0 Commercial Deposits Commercial Revenue M I L L ION $665 • Equipment Financing • International Financing • Employee Stock & Ownership Financing • Tax-exempt Financing • Government Lending Programs • Interest Rate Swaps • Floor Plan Lending • Working Capital Lines of Credit • Term Financing • Construction & Real Estate Loans Revenue growth opportunities

Team Overview for Expansion Markets # of team members per market (includes open positions) COMMERCIAL BANKING – EXPANSION MARKETS OFFER GROWTH OPPORTUNITIES Period end balances as of December 31, 2021 20172016 20202018 2019 2021 $1,619 $1,912 $2,200 $2,317 $2,466 $2,615 Oklahoma Nashville Texas Cincinnati & Indianapolis Denver Des Moines Grand Rapids Expansion Market Loan Growth $ in millions 52 Expansion Market Loan Growth 62% since 2016 Fee Income Growth 132% since 2016 • Cincinnati • Dallas • Denver • Des Moines • Grand Rapids • Houston • Indianapolis • Nashville • Oklahoma City • Tulsa Expansion Markets 2021 Oklahoma 47 Texas 35 Denver 45 Cincinnati/ Indianapolis 12 Nashville 4 Des Moines 3 Grand Rapids 3

INDUSTRY-LEADING COMMERCIAL PAYMENTS CAPABILITIES Information as of December 31, 2021 53 Payments Revenue Commercial Card Volume Merchant Volume Treasury Management Revenue Innovative payments solutions to manage payables and receivables to streamline cash flow Tailored return on investment-based solutions enables healthcare providers to enhance the patient experience, improve cash flow, and leverage new opportunities in everyday processes. With the help of our insurance advisory council, Claims Payments was built for the industry with the input of insurance experts. We help insurance companies provide faster payments to their customers. Key Verticals Claims Payments $190 MILLION $58 MILLION $9.4 BILLION $7.2 BILLION

COMMERCE HEALTHCARE 54 Expanding our solutions portfolio We build and implement innovative banking technologies to improve the patient payment experience, reduce cost and accelerate cash Well-positioned to deliver our payment automation technologies as healthcare organizations re-design their supply chain processes and help patients manage their healthcare bills Specialty Healthcare Division Providing payment automation solutions to more than 350 hospitals nationwide Patient Lending solutions reached $1 billion in funding since inception Recognized by Beckers as a ‘Top Healthcare Company to Know’ Successfully completed ‘HFMA Peer Review’ certification Information as of December 31, 2020 *HFMA staff and volunteers determined that these healthcare business solutions have met specific criteria developed under the HFMA Peer Review process. HFMA does not endorse or guarantee the use of these healthcare business solutions or that any results will be obtained You focus on patients. We’ll focus on payments.

1Includes fleet cards Source: Nilson Reports (Debit: April 2021; Consumer Card: February 2021; Prepaid: September 2021; Merchant: March 2021; Purchasing: May 2021; Commercial Card: May 2021), based on the top 50 U.S. banks ranked by total assets as of 12/31/2020, S&P Global Market Intelligence CARD PRODUCTS – A LEADER AMONG TOP 50 U.S. BANKS A full suite of innovative card and payment product offerings • Health Services Financing • Claims Payments • Multi Account Chip • Co-Brand • Prepaid Expense • Credit Card Installment opportunity during purchase • Contactless Visa® Debit Card Early adopter Consistently ranked among the top issuers in the Nilson Report #12 Commercial Card Issuer #7 Purchasing1 Card Issuer #9 Bank Acquirer #12 Consumer Card #19 Debit Card #13 Prepaid Card 55

NON-GAAP RECONCILIATIONS 56 For The Three Months Ended (DOLLARS IN THOUSANDS) Dec. 31, 2021 Sept. 30, 2021 Dec. 31, 2020 A Net Interest Income $ 207,657 $ 214,037 $ 209,763 B Non-Interest Income $ 147,699 $ 137,506 $ 135,117 C Non-Interest Expense $ 203,582 $ 211,620 $ 196,310 Pre-Provision Net Revenue (A+B-C) $ 151,774 $ 139,923 $ 148,570 Pre-tax, Pre-provision Net Revenue

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/ 57

Well-Positioned and Playing Offense